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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003


                            Omega Protein Corporation
             (Exact name of registrant as specified in its charter)

            Nevada                  001-14003              76-0562134
 (State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)


       1717 St. James Place, Suite 550                       77056
               Houston, Texas                              (Zip Code)
  (Address of principal executive offices)


                                 (713) 623-0060
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

              On April 15, 2003, Omega Protein Corporation (the "Company") issued a press release (the "Press Release") announcing that it had entered into an agreement (the "Construction Agreement") with Suitt Construction Co., Inc., as the general contractor, to build a new 100-metric ton per day fish oil processing facility at its Reedville, Virginia plant. Construction on the project is slated to begin in May 2003, with projected completion in May 2004. A copy of the Press Release is attached to this report as Exhibit 99.1. A copy of the Construction Agreement is attached to this report as Exhibit 10.1.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibit

                  Exhibit No.       Description of Exhibit
                  -----------       ----------------------
                  10.1              Engineering, Procurement and Construction Contract,
                                    dated as of April 15, 2003, between the Company and
                                    Suitt Construction Co., Inc.

                  99.1 Text of Press Release, dated April 15, 2003, titled "Omega Protein to Build New Fish Oil
                                    Processing Facility".




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Omega Protein Corporation

Dated:  April 15, 2003    By: /s/ John D. Held
                             --------------------------------------------------
                          Name:    John D. Held
                          Title:   Senior Vice President, General
                                   Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.        Description Of Document
-----------        -----------------------

   10.1 Engineering, Procurement and Construction Contract, dated as of April 15, 2003, between the Company and Suitt Construction Co., Inc.

   99.1            Text of Press Release, dated April 15, 2003, titled
                   "Omega Protein to Build New Fish Oil Processing Facility".